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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 28, 2001
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




                   Delaware                                1-8606                           23-2259884
(State or other jurisdiction of incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)

      1095 Avenue of the Americas,
      New York, New York                                                                         10036
      (Address of principal executive offices)                                                 (Zip Code)


       Registrant's telephone number, including area code: (212) 395-2121


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

In a presentation today at the Morgan Stanley Dean Witter Global Communications Conference in New York, Ivan Seidenberg, President and Co-CEO of Verizon Communications Inc. (NYSE:VZ), is reiterating previous guidance that the
Company:

(a) is targeting first quarter adjusted earnings per share in the 70-72 cent range;

(b) is targeting first quarter revenue growth in the 6.8 - 7.2 percent range, which includes the Verizon Wireless joint venture, for comparison purposes, in the first quarter 2000;

(c) is continuing to target adjusted earnings per share growth for the full year of 8 percent-plus, or $3.13 to $3.17, with revenue growth in the 8-10 percent range;

(d) expects that its DSL subscribers will exceed 700,000 at the end of the first quarter with a target of 1.2-1.3 million by the end of the year;

(e) expects that its long distance customer base will be between 5.0-5.1 million at the end of the first quarter with a target of 6.4-6.6 million by the end of the year;

(f) is continuing to target adjusted earnings per share growth for 2002 of 12 percent-plus, or $3.49 to $3.54, with revenue growth in the 8-10 percent range; and

(g) intends to increase merger-related annual expense savings to approximately $800 million in 2001, from $535 million on an annual basis in 2000, with a goal of achieving $2 billion in annual expense savings by the end of 2003.


           Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements:

o materially adverse changes in economic conditions in the markets served by us or by companies in which we have substantial investments;

o    material changes in available technology;

o the final outcome of federal, state and local regulatory initiatives and proceedings, including arbitration proceedings, and judicial review of those initiatives and proceedings, pertaining to, among other matters, the terms of interconnection, access charges, universal service, and unbundled network elements and resale rates;

o the extent, timing, success and overall effects of competition from others in the local telephone and intraLATA toll service markets;

o the timing and profitability of our entry into the in-region long distance market;

o our ability to combine former Bell Atlantic and GTE operations, satisfy regulatory conditions and obtain revenue enhancements and cost savings;

o    the profitability of our entry into the broadband access market;

o the ability of Verizon Wireless to combine operations and obtain revenue enhancements and cost savings;

o our ability to convert our ownership interest in Genuity Inc. into a controlling interest consistent with regulatory conditions, and Genuity's ensuing profitability; and

o changes in our accounting assumptions by regulatory agencies, including the SEC, or that result from changes in the accounting rules or their application, which could result in an impact on earnings.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Verizon Communications Inc.
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                                                        (Registrant)

Date:     March 28, 2001                         /s/ Lawrence R. Whitman
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                                            Lawrence R. Whitman
                                            Senior Vice President and Controller